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              SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.  20549

                           FORM 8-K

                        CURRENT REPORT
               Pursuant to Section 13 or 15(d) of
              The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  June 4, 1999
                                                 --------------


            MID-ATLANTIC CENTERS LIMITED PARTNERSHIP
  ----------------------------------------------------------
  (Exact name of registrant as specified in its partnership
                           agreement)


      MARYLAND              0-16285             52-1490861
  ---------------         ------------      -------------------
  (State or other         (Commission        (I.R.S. Employer
  jurisdiction of         File Number)      Identification No.)
   incorporation)


    100 Light Street - Baltimore, MD                 21202
------------------------------------------        ----------
 (Address of principal executive offices)	       	(Zip Code)


Registrant's telephone number, including area code: (410)539-0000
                                                    -------------


                           Not Applicable
  -------------------------------------------------------------
  (Former name or former address, if changed since last report


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ITEM 2.  DISPOSITION OF ASSETS

On June 4, 1999, Mid-Atlantic Centers Limited Partnership (the "Partnership") transferred its remaining property, Tarrytown Mall, a 322,081 square foot shopping center in Rocky Mount, North Carolina to the mortgage holder in satisfaction of the mortgage obligation encumbering that center. Pursuant to the terms of the mortgage agreement, payment obligations with respect to the mortgage indebtedness were limited to funds generated by operations at this property. An obligation in the amount of $211,618 for funds so generated was reflected as an account payable in the Partnership's financial statements as of March 31, 1999 and December 31, 1998. That sum and an additional $15,000 was paid to the mortgage holder to resolve calculation of the payment obligation.

As described in the Partnership's annual report on Form 10-K for the year ended December 31, 1998, the Partnership adopted the liquidation basis of accounting effective December 31, 1997. The Partnership estimated its net equity in Tarrytown Mall at zero, reflecting an appraised value of this property below the level of the outstanding mortgage debt on the property. In accordance with the liquidation basis of accounting, the carrying value of this property was adjusted at December 31, 1997 and 1998 to the sum of the outstanding balance of the mortgage debt on the property and accrued interest as of the respective dates. As a result, no material adjustment to the financial statements of the Partnership is required at this time to record the disposition of Tarrytown Mall.

During the second quarter of 1999, the Partnership received payment of $25,000 in satisfaction of a claim against a bankrupt former tenant. The Partnership had written-off all accounts receivable from this tenant in prior periods.

The general partners currently intend to make a final distribution to the limited partners subsequent to the liquidation of all partnership assets and satisfaction of all partnership liabilities. The general partners expect the liquidation of the Partnership to be completed in the current quarter. The general partners anticipate the net amount available for that final distribution to be $1.29 per Assignee Limited Partnership Unit.



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                          SIGNATURES

Pursuant to the requirements of The Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


    	                 MID-ATLANTIC CENTERS LIMITED PARTNERSHIP

	                     By:  Realty Capital IV Limited Partnership,
	                          General Partner

	                     By:  LMRC IV, Inc., General Partner

Date: June 11, 1999   By:  /s/ Richard J. Himelfarb
   	  -------------        -------------------------------
	                          Richard J. Himelfarb, President



	                     By:  FW Realty Limited Partnership,
	                          General Partner

	                     By:  FW Corporation, General Partner

Date: June 11, 1999   By:  /s/ William J. Wolfe
	     -------------        -------------------------------
	                          William J. Wolfe, President